    As filed with the Securities and Exchange Commission on March 22, 1999.

                                             1933 Act Registration No. 333-14725
                                             1940 Act Registration No. 811-07873
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   Form N-1A

      REGISTRATION STATEMENT UNDER THE
        SECURITIES ACT OF 1933           [_]
      Pre-Effective Amendment No.        [_]
      Post-Effective Amendment No.  5    [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Amendment No.  5                   [X]

                        (Check appropriate box or boxes)

                                ----------------

                        Nuveen Flagship Municipal Trust
               (Exact name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago,                      60606
                Illinois
(Address of Principal Executive Office)                (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

  Gifford R. Zimmerman--Vice                    With Copies to:
   President and Secretary             Thomas S. Harman       Janet D. Olsen
    333 West Wacker Drive          Morgan, Lewis & Bockius  Bell, Boyd & Lloyd
   Chicago, Illinois 60606                   LLP            70 W. Madison St.
  (Name and Address of Agent          1800 M Street, NW     Chicago, IL 60602
         for Service)                Washington, DC 20036


It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant        [_] on (date) pursuant to paragraph
    to paragraph (b)                            (a)(1)
[_] on (date) pursuant to paragraph (b)     [X] 75 days after filing pursuant
                                                to paragraph (a)(2)
[_] 60 days after filing pursuant to        [_] on (date) pursuant to paragraph
    paragraph (a)(1)                            (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NUVEEN
Mutual Funds




__________, 1999

Prospectus

High tax-free income from
a portfolio of carefully researched
high-yield municipal bonds.

High Yield
Municipal Bond Fund

Featuring Portfolio Management by Nuveen Investment Advisory Services, Nuveen's Premier Adviser/SM/ for Income Investing.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[LOGO APPEARS HERE] Investment Strategy

[LOGO APPEARS HERE] Risks

[LOGO APPEARS HERE] Fees, Charges and Expenses

[LOGO APPEARS HERE] Shareholder Instructions

[LOGO APPEARS HERE] Performance and Current Portfolio Information


Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                 1
------------------------------------------------------------------------------
Nuveen High Yield Municipal Bond Fund                                        2
------------------------------------------------------------------------------

Section 2         How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                         6
------------------------------------------------------------------------------
Management Fees                                                              7
------------------------------------------------------------------------------
What Securities We Invest In                                                 7
------------------------------------------------------------------------------
How We Select Investments                                                    9
------------------------------------------------------------------------------
What the Risks Are                                                          10
------------------------------------------------------------------------------
How We Manage Risk                                                          11
------------------------------------------------------------------------------

Section 3       How You Can Buy and Sell Shares



This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                 12
------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                             14
------------------------------------------------------------------------------
How to Buy Shares                                                           14
------------------------------------------------------------------------------
Systematic Investing                                                        15
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Systematic Withdrawal                                                       16
------------------------------------------------------------------------------
Special Services                                                            16
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How to Sell Shares                                                          17
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Section 4       General Information

This section summarizes the fund's distribution policies and other general fund information.

Distributions and Taxes                                                     19
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Distribution and Service Plans                                              21
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Net Asset Value                                                             21
------------------------------------------------------------------------------
Fund Service Providers                                                      22
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

Section 1 The Fund                                            _________, 1999


                     Nuveen High Yield Municipal Bond Fund



Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

During the past ten years, as interest rates have declined, high yield municipal bonds have provided higher tax equivalent yields and more income than higher rated corporate and U.S. Treasury bonds. High yield bonds (commonly called "high risk" or "junk" bonds) are considered speculative and involve greater risks than higher quality bonds. We believe the potential for higher yields can make high yield municipal bonds a good choice to sustain or enhance your current income.

Investors comfortable bearing greater risk in pursuit of higher yields should consider the Nuveen High Yield Municipal Bond Fund. The fund uses a value-oriented strategy and intensive credit analysis to select high-yielding municipal bonds that offer the best opportunities in the current market.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.

NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

                                                            Section 1 The Fund 1

Nuveen High Yield Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to seek to provide high current income exempt from regular federal income taxes, with capital appreciation as a secondary objective when consistent with the fund's primary objective.

How the Fund Pursues Its Objective

The fund invests substantially all of its net assets in municipal bonds. Under normal circumstances, we invest at least 65% of the fund's net assets in medium- to low-quality bonds (BBB/Baa or lower) as rated by Standard & Poor's, Moody's Investors Service, Duff & Phelps, or Fitch IBCA, Inc, or if unrated, judged to be of comparable quality. The fund may invest up to 10% of its net assets in defaulted municipal bonds. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates. The fund may also make forward commitments in which the fund agrees to buy a security in the future at a price agreed upon today.

We use a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to credit risk, interest rate risk and diversification risk. Credit risk is the risk that a municipal bond issuer will default or be unable to pay principal and interest. Because the fund invests in lower rated municipal bonds, commonly referred to as "high yield," "high risk" or "junk" bonds, which are considered to be speculative, the credit risk is heightened for the fund. Interest rate risk is the risk that interest rates will rise, causing municipal bond prices to fall. Interest rate risk may be increased by the fund's investment in inverse floating rate securities and forward commitments. As a "non-diversified" fund, the fund may invest more of its assets in a single issuer than a "diversified" fund. Greater concentration may increase the variability of the fund's net asset value. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be appropriate for you if you are seeking to:

 .  earn monthly tax-free dividends;
 .  reduce taxes on investment income;

                                                            Section 1 The Fund 2

 .    increase your income potential and are willing to accept a greater degree of risk.

You should not invest in this fund if you are seeking to:

 .    avoid share price fluctuation;
 .    avoid the risks associated with low-quality municipal bonds;
 .    invest through an IRA or 401(k) plan.

The Benefits of High Yield Municipal Bond Funds

As interest rates have declined over the past several years, municipal high yield bond funds have provided higher taxable-equivalent yields and more income than funds investing in higher-rated corporate and U.S. Treasury bonds (see chart below). For investors comfortable bearing greater risk in pursuing higher yields, high yield municipal bond funds can be an important source of additional income in your portfolio.

         The High-Yield Municipal Bond Fund Advantage
                 March 1994 - February 1999

[Graph Goes Here}

High yield municipal bond funds, A-rated corporate bond funds and general U.S. treasury bond funds are represented by the Lipper High-Yield Municipal Debt Funds Index, Lipper A-Rated Corporate Bond Index and the Lipper General U.S. Treasury Bond Index, respectively. The distribution yield of the High-Yield

                                                            Section 1 The Fund 3

Municipal Bond Index is computed on a taxable-equivalent basis assuming a 31% tax rate. High-yield municipal bonds carry a greater risk of default than either A-rated corporate bonds or U.S. treasury bonds. U.S. treasury bonds are backed by the U.S. government and thus carry a minimal amount of credit risk. The chart above does not present taxable-equivalent yields for U.S. treasury bonds, which are exempt from state income taxes, since the tax benefit is marginal and varies across states. High yield municipal bond fund yields do not represent the past or predict the future yields of the fund.

                                                            Section 1 The Fund 4

What are the Costs of Investing?

Shareholder Transaction Expenses/1/

Paid Directly From Your Investment

Share Class                                     A          B        C        R/2/
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchase                                  4.20%/3/     None     None      None
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                       None        None     None      None
----------------------------------------------------------------------------------
Exchange Fees                                 None        None     None      None
----------------------------------------------------------------------------------
Deferred Sales Charge/4/                      None          5%/5/    1%/6/   None
----------------------------------------------------------------------------------

Annual Fund Operating Expenses/7/

Paid From Fund Assets

Share Class                                      A        B        C        R
----------------------------------------------------------------------------------
Management Fees                                0.60%    0.60%    0.60%    0.60%
----------------------------------------------------------------------------------
12b-1 Distribution and Service Fees            0.20%    0.95%    0.75%      --%
----------------------------------------------------------------------------------
Other Expenses                                 0.58%    0.58%    0.58%    0.58%
----------------------------------------------------------------------------------
Total Operating Expenses--Gross+               1.38%    2.13%    1.93%    1.18%
+After Expense Reimbursements
----------------------------------------------------------------------------------
Reimbursements/8/                              0.38(%)  0.38(%)  0.38(%)  0.38(%)
----------------------------------------------------------------------------------
Total Operating Expenses--Net                  1.00%    1.75%    1.55%    0.80%
----------------------------------------------------------------------------------

How the Fund Is Invested (as of _____/99)

Portfolio Statistics

Weighted Average Maturity                                              years
----------------------------------------------------------------------------
Weighted Average Duration                                              years
----------------------------------------------------------------------------
Weighted Average Credit Quality
----------------------------------------------------------------------------
Number of Issues
----------------------------------------------------------------------------

Credit Quality

A                                                                          %
----------------------------------------------------------------------------
BBB                                                                        %
----------------------------------------------------------------------------
BB                                                                         %
----------------------------------------------------------------------------
B                                                                          %
----------------------------------------------------------------------------
NR/Other                                                                   %
----------------------------------------------------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

[Category]    __%
[Category]    __%
[Category]    __%
[Category]    __%
[Category]    __%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                                       Redemption                 No Redemption
Share Class                                     A      B      C      R      A      B       C      R
-----------------------------------------------------------------------------------------------------
1 Year                                         $555   $610   $196   $120   $555    $216   $196   $120
-----------------------------------------------------------------------------------------------------
3 Years                                        $839   $981   $606   $375   $839    $667   $606   $375
-----------------------------------------------------------------------------------------------------

1. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
4. As a percentage of lesser of purchase price or redemption proceeds.
5. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
6. Class C shares redeemed within one year of purchase bear a 1% CDSC.
7. Long-term Class B and C investors may pay more in 12b-1 distribution fees and CDSCs than the economic equivalent of the maximum permitted front-end sales charge.
8. Reflects a voluntary expense limitation by the fund's investment adviser which may be modified or discontinued at any time.

                                                            Section 1 The Fund 5

Section 2 How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. NIAS is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offers a broad range of investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $50 billion in assets under management.

Overall investment management strategy and operating policies for the fund are set by Nuveen's Investment Management Committee. The Investment Management Committee is comprised of several principal executive officers and portfolio managers of Nuveen and Nuveen Advisory. Day-to-day investment operations and execution of specific investment strategies is the responsibility of Nuveen Advisory. Nuveen Advisory manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Edward F. Neild and Stephen S. Peterson, the fund's portfolio managers, provide daily oversight for and execution of the fund's investment activities. Mr. Neild and Mr. Peterson, each Chartered Financial Analysts, are Vice Presidents of Nuveen Advisory and have been Vice Presidents of the fund since its inception. Mr. Neild is Managing Director, NIAS, and has overall supervisory responsibility for Nuveen's investment management activities. Mr. Peterson currently manages investments for 4 Nuveen-sponsored investment companies with an aggregate of $3.5 billion in assets and previously was an Assistant Vice President and portfolio manager of Nuveen Advisory.

                                            Section 2 How We Manage Your Money 6

Management Fees

For providing these services, NIAS is paid an annual fund management fee according to the following schedule:

Average Daily Net Asset Value                                  Management Fee
-----------------------------------------------------------------------------
For the first $125 million                                            0.6000%
-----------------------------------------------------------------------------
For the next $125 million                                             0.5875%
-----------------------------------------------------------------------------
For the next $250 million                                             0.5750%
-----------------------------------------------------------------------------
For the next $500 million                                             0.5625%
-----------------------------------------------------------------------------
For the next $1 billion                                               0.5500%
-----------------------------------------------------------------------------
For assets over $2 billion                                            0.5250%
-----------------------------------------------------------------------------

The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

What Securities We Invest In

Municipal Bonds

The fund invests substantially all (at least 80%) of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. A municipality may issue either general obligation bonds or bonds that are payable from the revenues of a particular project or a special excise tax.

Under normal circumstances, at least 65% of the fund's net assets will be invested in medium- to low-quality municipal bonds rated BBB/Baa or lower by Standard & Poor's, Moody's Investors Service, Duff & Phelps, or Fitch IBCA, Inc., or if unrated, judged by Nuveen Advisory to be of comparable quality. The fund may invest up to 10% of its net assets in defaulted municipal bonds. "Defaulted" means that the bond's issuer has not paid principal or interest on time. Municipal bonds that are rated below investment grade (BB/Ba or lower) are commonly known as "high yield," "high risk" or "junk" bonds. They typically offer higher yields but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility. The fund may invest in higher quality municipal bonds (those rated AAA/Aaa to A or, if unrated, judged by Nuveen Advisory to be of comparable quality) or in short-term, high-quality investments, as a temporary defensive measure, in response to unusual market conditions, when there is a lack of acceptable lower rated bonds or at times when yield spreads do not justify the increased risks of investing in lower rated bonds.

                                            Section 2 How We Manage Your Money 7

Inverse Floating Rate Securities

The fund may invest up to 15% of its total assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and which thus are a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall), the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. These securities generally are illiquid. The fund will seek to buy these securities at attractive values and yields that more than compensate the fund for their higher income and price volatility and reduced liquidity.


Forwards and Delayed Delivery Settlement

The fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." The fund typically does not earn interest on these securities until settlement. A delayed delivery or forward transaction presents special risks because, although the fund has not spent any money for the bond prior to settlement, the fund gains or loses money as the bond's value changes prior to settlement, making this a leveraged investment.

Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If the fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate. The fund may also invest up to 15% of its assets in forwards that do not serve to replace a specific bond.


Short-term Investments

Under normal market conditions, the fund may invest up to 20% of its net assets in short-term, high quality municipal investments. See also "How We Manage
Risk -- Hedging and Other Defensive Investment Strategies." The fund may invest in short-term, high-quality taxable securities if suitable short-term municipal investments are not available at reasonable prices and yields.
For more information on eligible short-term investments, see the Statement of Additional Information.

                                            Section 2 How We Manage Your Money 8

How We Select Investments

We follow a value-driven investment process to select municipal bonds based on our assessment of their relative values in terms of their current yield, price, bond structure, credit quality, liquidity and future prospects. We seek to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. An example would be a bond with improving credit quality that we believe will favorably impact future performance and which offers a high yield relative to its overall risk. Our portfolio managers are supported by a team of research analysts who review bonds available for purchase and, after purchase, monitor their credit characteristics and identify potential changes in their outlook. Our analysts and portfolio managers also evaluate the economics, political and demographic trends affecting the bond markets as part of their overall analysis.

Our research analysts are an integrated part of our portfolio management group rather than a separate department. This structure allows the portfolio management team to more quickly identify and capitalize on the best value opportunities in the market. Additionally, our analysts and portfolio managers share a proprietary database that contains information on 8,500 municipal bonds, providing them with a source of intelligence in evaluating bonds for purchase and closely monitoring bonds currently held.

Nuveen has a century of municipal experience and currently manages $36 billion in municipal bonds. Our size, market experience and trading relationships can help give Nuveen a competitive advantage in finding the best value in the municipal bond market.

Portfolio Maturity

The fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity of 15 to 30 years.

Portfolio Turnover

The fund buys and sells portfolio bonds in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new bonds during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

The fund's investment objective may not be changed without shareholder approval. The fund's investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                                            Section 2 How We Manage Your Money 9

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Credit risk and lower rated investments. The fund's investments in municipal bonds also exposes it to credit risk. This is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. In addition, Year 2000 issues may affect the ability of issuers including municipal issuers, to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

Generally, lower rated bonds (including below investment grade or "junk" bonds owned by the fund) provide higher current income but have greater price volatility and carry greater credit risk than higher rated bonds. The lower ratings reflect a greater possibility that the issuer may be unable to make timely payments of interest and principal and, thus, default. If this happens, or is perceived likely to happen, the value of those investments will usually be more volatile. Municipal bonds in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a bond owned by the fund could result in a significant decline in the value of that bond.

Liquidity risk. Lower rated bonds frequently are traded by only a limited number of dealers, which may make it difficult for the fund to sell those bonds at their fair value to meet redemption requests or for investment reasons. The fund may not invest more than 15% of its net assets in "illiquid" bonds.

Interest rate risk. Because the fund invests in municipal bonds, the fund is subject to interest rate risk. This is the risk that the value of the fund's portfolio will decline because of rising market interest rates (municipal bond prices move in the opposite direction of interest rates). The longer the average maturity or duration of a fund's portfolio, the greater its interest rate risk. See "How We Select Investments -- Portfolio Maturity." The fund's investments in inverse floating rate securities increases this risk, because the value of such a security would be likely to fall when interest rates rise even more than the value of a security paying a fixed rate of interest. Forward commitments acquired for investment purposes, each as described under "What Securities We Invest In - Forwards and Delayed Delivery Settlement", may increase interest rate risk.

Income risk. Because the fund invests in municipal bonds, the fund is subject to income risk. This is the risk that the income from the fund's portfolio will decline because of changing market interest rates. This can result when the fund invests
                                           Section 2 How We Manage Your Money 10
the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. The fund's income may also decline if the fund invests in inverse floating rate securities and short-term rates subsequently increase. This risk also is magnified by the fund's use of forward commitments for investment purposes, as described under "What Securities We Invest In -- Forwards and Delayed Delivery Settlement."

Diversification risk. As a "non-diversified" fund, the fund is permitted to concentrate its investments to a greater extent than a "diversified" fund. As a result, the fund's share price may fluctuate more than that of a "diversified" fund investing in similar securities.

Inflation risk. Like all mutual funds, the fund is subject to inflation risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund seeks to limit investment risk in several ways.

Intensive Research. We thoroughly research each security, both before purchase and then on an ongoing basis. Our goal is to find securities of issuers whose prospects are better than the general market perceives and to sell securities before a significant price decline by anticipating a deterioration in credit quality ahead of the market. In addition, we are obtaining information about the Year 2000 readiness of the issuers of the fund's bonds as part of our ongoing surveillance of the creditworthiness of those issuers.

Diversification of Issuers. We purchase securities from a variety of issuers, seeking to moderate the impact that a decline in credit of one issuer will have on the value of the overall portfolio. Though the fund is considered "non-diversified" under the Investment Company Act of 1940, for at least half of its portfolio, it cannot invest more than 5% of total assets in securities of any one issuer. The fund expects that the remainder of the portfolio will still be invested in a range of different issuers, but any one issuer may represent more than 5% of the fund's total assets.

Diversification Among Industries. We also diversify by industry, so a decline in the fortunes of one industry will not unduly impact the value of the fund's portfolio. The fund will not invest more than 25% of total assets in any one industry.

Temporary Defensive Measures. The fund may invest up to 100% in cash and cash equivalents and short-term investments as a temporary defensive measure in

                                              Section 2 How We Manage Your Money
response to adverse market conditions, or to keep cash on hand fully invested. During those periods, the weighted average maturity of the fund's investment portfolio may fall below the defined range described under "How We Select Investments -- Portfolio Maturity."

Hedging. Although it currently doesn't anticipate doing so, the fund may also use various investment strategies designed to hedge against changes in the value of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the fund's investment adviser, correlate with the prices of the fund's investments. The ability of the fund to benefit from options and futures is largely dependent on our ability to pursue such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless. Any gains from these strategies that the fund recognizes and distributes will generate taxable income for shareholders.

                                              Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 . the amount of your purchase;

 . any current holdings of fund shares;

 . how long you expect to hold the shares;

 . the amount of any up-front sales charge;

 . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see the Summary of Fund Expenses.

Class A Shares

You may purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for the fund is as follows:

                                       Section 3 How You Can Buy and Sell Shares
                                                                              13

                                                                                                         Authorized Dealer
                                     Sales Charge as % of                 Sales Charge as % of           Commission as % of Public
Amount of Purchase                   Public Offering Price                Net Amount Invested            Offering Price
Less than $50,000                            4.20%                              4.38%                            3.70%
----------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               4.00%                              4.18%                            3.50%
----------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.50%                              3.63%                            3.00%
----------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.50%                              2.56%                            2.00%
----------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            2.00%                              2.04%                            1.50%
----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                            --*                                --                             1.00%*
----------------------------------------------------------------------------------------------------------------------------------

* You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of any amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You may purchase Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 0.95% of the average daily value of your account. These fees reimburse Nuveen for paying your financial adviser a sales commission as well as an on-going service fee. Nuveen pays your financial adviser a 4% sales commission at the time of your purchase, which includes an advance of the first year's service fee.

If you sell your shares within six years of purchase, you will have to pay a CDSC, as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

    Years Since Purchase       0-1   1-2  2-3  3-4  4-5  5-6   Over 6
    -----------------------------------------------------------------
    CDSC                         5%    4%   4%   3%   2%   1%  None
    -----------------------------------------------------------------

Class B shares automatically convert to Class A shares eight years after you purchase them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You may purchase Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of the average daily value of your account. These fees reimburse Nuveen for paying your financial adviser a sales commission as well as an on-going service fee. Nuveen pays your financial adviser a .75% sales commission at the time of your purchase, which includes an advance of the first year's distribution and service fees, and an additional 0.55% sales commission per year thereafter.

If you sell your shares within one year of purchase, you will have to pay a 1% CDSC. The CDSC is based on either your purchase or sale price, whichever is

                                    Section 3 How You Can Buy and Sell Shares 14
lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

Under limited circumstances, you may purchase Class R shares at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions   Class A Sales Charge Waivers                  Class R Eligibility
 . Rights of accumulation          . Nuveen Defined Portfolio                    . Certain employees and directors of
                                    reinvestment                                  Nuveen or employees of authorized dealers
 . Letter of intent                . Retirement plans                            . Bank trust departments
 . Group purchase                  . Certain employees and directors of
                                    Nuveen or employees of authorized dealers
                                  . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $500 for accounts opened through certain fee-based programs; and $50 through systematic investment plan accounts) and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen

                                    Section 3 How You Can Buy and Sell Shares 15
receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 P.M. New York time.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet you needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                                 [INSERT CHART]


One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar

                                    Section 3 How You Can Buy and Sell Shares 16
cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management,

                                    Section 3 How You Can Buy and Sell Shares 17
raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Fund Direct/SM/

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investing. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

                                    Section 3 How You Can Buy and Sell Shares 18

An Important Note About Involuntary Redemption

From time to time the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntarily redemption.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services Company, the transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail

You can sell your shares at any time by sending a written request to the fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days.) Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

                                    Section 3 How You Can Buy and Sell Shares 19

Section 4 General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

The fund pays tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the fund invests in municipal bonds, the monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax.

Although the fund does not seek to realize taxable income or capital gains, the fund may realize and distribute taxable income or capital gains from time to time as a result of the fund's normal investment activities. The fund's distributions of such amounts are taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends from the

                                                Section 4 General Information 20
fund is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent of Tax-Free Yields

                                Tax-Free Yield

Tax Rate              4.00%            4.50%            5.00%            5.50%            6.00%
------------------------------------------------------------------------------------------------

  28.0%               5.56%            6.25%            6.94%            7.64%            8.33%
------------------------------------------------------------------------------------------------

  31.0%               5.80%            6.52%            7.25%            7.97%            8.70%
------------------------------------------------------------------------------------------------

  36.0%               6.25%            7.03%            7.81%            8.59%            9.37%
------------------------------------------------------------------------------------------------

  39.6%               6.62%            7.45%            8.28%            9.11%            9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

                                                Section 4 General Information 21

Distribution and Service Plans

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of municipal bonds.

                                                Section 4 General Information 22

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Nuveen Advisory and Chase Global Funds Services Company each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the Year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

                                                Section 4 General Information 23

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                   Louisiana                   North Carolina
California/1/             Maryland                    Ohio
Colorado                  Massachusetts/1/            Pennsylvania
Connecticut               Michigan                    Tennessee
Florida                   Missouri                    Virginia
Georgia                   New Jersey                  Wisconsin
Kansas                    New Mexico
Kentucky                  New York/1/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

                                                Section 4 General Information 24

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07873.

1.  Long-term and insured long-term portfolios.


                                                Section 4 General Information 25

                                                         _________________, 1999

NUVEEN FLAGSHIP MUNICIPAL TRUST

Nuveen High Yield Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen High Yield Municipal Bond Fund dated _________, 1999. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund, by mailing a written request to the Fund c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 800-257-8787.

TABLE OF CONTENTS
                                                          Page
                                                          ----

Investment Policies and Investment Portfolio............   S-2
Management..............................................  S-14
Investment Adviser and Investment Management Agreement..  S-18
Portfolio Transactions..................................  S-19
Net Asset Value.........................................  S-20
Federal Income Tax Matters..............................  S-21
Performance Information.................................  S-25
Additional Information on the Purchase and Redemption
         of Fund Shares.................................  S-28
Distribution and Service Plan...........................  S-45
Independent Public Accountants and Custodian............  S-46
Appendix A--Ratings of Investments......................   A-1
Appendix B--Description of Hedging Techniques...........   B-1

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

     The investment objectives and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its shares:

          (1) Invest in securities other than Municipal Obligations, short-term securities and other securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes.

          (2) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

          (3) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

          (4) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (2) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

          (5) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

          (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

          (7) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

          (8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

          (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (10) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

          (11) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, it agencies or instrumentalities.

     In addition, the Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

     The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy or (ii) more than 50% of the Fund's shares, whichever is less.

General Information

     The Fund is a non-diversified series of Nuveen Flagship Municipal Trust (the "Trust"). The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are six series authorized and outstanding, which is divided into four classes of shares designated Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

     The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

     Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder of the Trust held personally liable. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Year 2000 Issues

     The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19". If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

     The Fund invests primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support is debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its shareholders.

     Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its bonds as part of its ongoing surveillance of the creditworthiness of those issuers.

Diversification

     Diversification is a means of reducing risk by investing in a broad range of bonds or other securities. Because the Fund is non-diversified, it has the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, because the fund is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of the Fund can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because it is non-diversified, the Fund is not subject to the limitations under the 1940 Act on the percentage of its assets that it may invest in any one issuer. The Fund, however, intends to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code.

Municipal Obligations

     As described in the Prospectus, the Fund invests substantially all of its assets (at least 80%) in Municipal Obligations. Under normal circumstances, the Fund will invest at least 65% of its assets in medium- to low-quality bonds rated BBB/Baa or lower by Standard and Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), or Duff & Phelps Inc. ("D&P") or are unrated fixed-income securities which, in the opinion of Nuveen Advisory, are of comparable quality. As a temporary defensive measure, in response to unusual market conditions, lack of acceptable supply or times when yield spreads do not justify the increased risks of investing in these securities, the Fund may invest in higher quality Municipal Obligations (those rated AAA/Aaa to A or, if unrated, judged by Nuveen Advisory to be of comparable quality) or in short-term, high-quality investments. The Fund may invest up to 10% of its net assets in defaulted Municipal Obligations. "Defaulted" means that the municipal bond's issuer has not paid principal or interest on time.

     In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term of Municipal Obligations if the interest paid thereon is exempt from federal income tax.

     Also included within the general category of Municipal Obligations described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

     The Fund buys Municipal Obligations with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the

Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. See "Cash Equivalents and Short-Term Investments."

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of an issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

     Non-Investment Grade Debt Securities ("Junk Bonds"). Under normal circumstances, at least 65% of the Fund's net assets will be invested in medium- to low-quality Municipal Obligations. Municipal Obligations rated below investment grade (BB/Ba or lower) are commonly known as "high-yield," "high risk" or "junk" bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

          (1) Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

          All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund's net asset value.

          As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

          (2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding securities, which could result in a lower return for the Fund.

          (3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by Nuveen Advisory than investments in investment grade debt securities. Nuveen Advisory employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. Nuveen Advisory continually monitors the Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

          (4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

     The Fund may invest up to 10% of its net assets in defaulted Municipal Obligations. Municipal Obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a Municipal Obligation owned by the Fund could result in a significant decline in the value of that Municipal Obligation.

Inverse Floating Rate Securities

     The Fund may invest up to 15% of its total assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and which thus are a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall), the value of the inverse floating rate security will fall (rise) more than the value of the underlying standard bond because of the leveraged nature of the instrument. These securities generally are illiquid. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for their higher income and price volatility and reduced liquidity.

Forwards and Delayed Delivery Settlement

     The Fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward". The Fund typically does not earn interest on these securities until settlement. A delayed delivery or forward transaction presents special risks because, although the Fund has not spent any money for the bond prior to settlement, the Fund gains or loses money as the bond's value changes prior to settlement, making this a highly leveraged investment. The Fund may enter into these types of transactions if the Fund sets aside liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns.

     Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If the Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate. The Fund may also invest up to 15% of its assets in forwards that do not serve to replace a specific portfolio bond.

Cash Equivalents and Short-Term Instruments

     Under normal market conditions, the Fund may invest up to 20% of its net assets in short-term Municipal Obligations. Short-term Municipal Obligations are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term Municipal Obligations include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds) and municipal commercial paper. The Fund may invest in short-term, high quality taxable securities (those rated A-1 or higher by S&P, Prime-1 or higher by Moody's, Fitch 1 or higher by Fitch or Duff 1 or higher by D&P) if suitable short-term Municipal Obligations are not available at reasonable prices and yields. Taxable temporary investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income. In addition, for temporary defensive purposes, in order to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in such instruments.

     Short-term Municipal Obligations are defined to include, without limitation, the following:

     (1) Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     (2) Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     (3) Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     (4) Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     (5) Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     (6) Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities or municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market indexes.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     Short-term fixed-income securities are defined to include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's applicable restriction on investment in illiquid securities. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

     (3) Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

     (4) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Advisory monitors the value of the collateral at the time of the transaction and at all times during the term of the repurchase agreement. Nuveen Advisory does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

     (6) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Nuveen Advisory, of comparable quality.

Hedging Strategies

     The Fund may periodically engage in hedging transactions, although it does not currently intend to do so. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take future delivery of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

Other Investment Policies and Techniques

     Illiquid Securities

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to Nuveen Advisory the day-to-day determination of the illiquidity of any fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Nuveen Advisory to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

     Structured Notes

     The Fund may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

     Mortgage-backed Securities

     The Fund may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA) the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

     Zero Coupon Bonds

     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

     Standby Commitments

     The Fund may obtain standby commitments when it purchases Municipal Obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Nuveen Advisory, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Fund's net asset value.

     Lending of Portfolio Securities

     The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to broker-dealers or institutional investors. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the investment adviser to be of good standing.

     Portfolio Turnover

     The Fund will make changes in its investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. The Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." The Fund's portfolio turnover rate may be altered if the Fund is required to dispose of a holding because of the expiration of that holding's maturity date or because the issuer calls the bond.

MANAGEMENT

     The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Fund indicated by an asterisk.
--------------------------------------------------------------------------------

                                             Positions and                      Principal Occupations
Name and Address                 Age     Offices with the Fund                 During Past Five Years
----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger*         49             Chairman        Chairman since July 1, 1996 of The John Nuveen
333 W. Wacker Drive                               and           Company, John Nuveen & Co. Incorporated, Nuveen
Chicago, IL 60606                               Trustee         Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp.; prior thereto, Executive Vice President and
                                                                Director of The John Nuveen Company, John Nuveen &
                                                                Co. Incorporated, Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.; Chairman and Director
                                                                (since January 1997) of Nuveen Asset Management,
                                                                Inc.; Director (since 1996) of Institutional Capital
                                                                Corporation.

---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                58             Trustee         Private Investor and Management Consultant.
3725 Huntington Street, N.W.
Washington, D.C. 20015
---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                64             Trustee         Retired (August 1989) as Senior Vice President of
201 Michigan Avenue                                             The Northern Trust Company.
Highwood, IL 60040

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             Positions and                      Principal Occupations
Name and Address                 Age     Offices with the Fund                 During Past Five Years
---------------------------------------------------------------------------------------------------------------------

Anne E. Impellizzeri              65         Trustee            Executive Director of Manitoga (Center for Russel
5 Peter Cooper Rd.                                              Wright's Design with Nature); formerly President and
New York, NY 10010                                              Chief Executive Officer of Blanton-Peale Institute.


---------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                   65         Trustee            Adjunct Professor of Business and Economics,
22 The Landmark                                                 University of Dubuque, Iowa; Adjunct Professor, Lake
Northfield, IL 60093                                            Forest Graduate School of Management, Lake Forest,
                                                                Illinois; Chartered Financial Analyst; Certified
                                                                Management Consultant.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider              54         Trustee            Senior Partner, Miller-Valentine Partners, Vice
4000 Miller-Valentine Ct.                                       President, Miller-Valentine Group.
P.O. Box 744
Dayton, OH 45401

---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale               50         Trustee            Executive Director, Gaylord and Dorothy Donnelley
35 E. Wacker Drive                                              Foundation (since 1994); prior thereto, Executive
Suite 2600                                                      Director, Great Lakes Protection Fund (from 1990 to
Chicago, IL 60601                                               1994).



---------------------------------------------------------------------------------------------------------------------
Alan G. Berkshire                 38   Vice President and       Vice President and General Counsel (since September
333 W. Wacker Drive                    Assistant Secretary      1997) and Secretary (since May 1998) of The John
Chicago, IL 60606                                               Nuveen Company, John Nuveen & Co. Incorporated,
                                                                Nuveen Advisory Corp. and Nuveen Institutional
                                                                Advisory Corp., prior thereto, Partner in the law
                                                                firm of Kirkland & Ellis.


---------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo                 31   Vice President and       Vice President of John Nuveen & Co. Incorporated
333 W. Wacker Drive                       Treasurer             (January 1999), prior thereto, Assistant Vice
Chicago, IL 60606                                               President (January 1997); formerly, Associate of
                                                                John Nuveen & Co. Incorporated; Chartered Financial
                                                                Analyst.


---------------------------------------------------------------------------------------------------------------------
Michael S. Davern                 41     Vice President         Vice President of Nuveen Advisory Corp. (since
333 W. Wacker Drive                                             January 1997); prior thereto, Vice President and
Chicago, IL 60606                                               Portfolio Manager of Flagship Financial.


---------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson                 53     Vice President         Vice President of John Nuveen & Co. Incorporated;
333 W. Wacker Drive                                             Vice President (since January 1998) of Nuveen
Chicago, IL 60606                                               Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp.


---------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald             34     Vice President         Vice President of Nuveen Advisory Corp. (since
333 W. Wacker Drive                                             December 1995); Assistant Vice President of Nuveen
Chicago, IL 60606                                               Advisory Corp. (from September 1992 to December
                                                                1995).


---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                             Positions and                      Principal Occupations
Name and Address                 Age     Offices with the Fund                 During Past Five Years
--------------------------------------------------------------------------------------------------------------------

Stephen D. Foy                    44       Vice President and    Vice President of John Nuveen & Co. Incorporated.
333 W. Wacker Drive                           Controller
Chicago, IL 60606

---------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                 43        Vice President      Vice President of Nuveen Advisory Corp.; Chartered
333 W. Wacker Drive                                             Financial Analyst.
Chicago, IL 60606

---------------------------------------------------------------------------------------------------------------------
Richard A. Huber                  35        Vice President      Vice President of Nuveen Institutional Advisory
333 W. Wacker Drive                                             Corp. (since March 1998) and Nuveen Advisory Corp.
Chicago, IL 60606                                               (since January 1997); prior thereto, Vice President
                                                                and Portfolio Manager of Flagship Financial.


---------------------------------------------------------------------------------------------------------------------
Steven J. Krupa                   41        Vice President      Vice President of Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
---------------------------------------------------------------------------------------------------------------------
Larry W. Martin                   47      Vice President and    Vice President, Assistant Secretary and Assistant
333 W. Wacker Drive                       Assistant Secretary   General Counsel of John Nuveen & Co. Incorporated;
Chicago, IL 60606                                               Vice President and Assistant Secretary of Nuveen
                                                                Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp.; Vice President and Assistant Secretary (since
                                                                January 1997) of Nuveen Asset Management, Inc.;
                                                                Assistant Secretary of The John Nuveen Company.


---------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV               33        Vice President      Vice President (since September 1996), previously
333 W. Wacker Drive                                             Assistant Vice President (since December 1993) of
Chicago, IL 60606                                               Nuveen Advisory Corp.; Vice President (since
                                                                September 1996), previously Assistant Vice President
                                                                (since May 1995), of Nuveen Institutional Advisory
                                                                Corp., Portfolio Manager prior thereto; Chartered
                                                                Financial Analyst.


---------------------------------------------------------------------------------------------------------------------
Stephen S. Peterson               41        Vice President      Vice President (since September 1997), previously
333 W. Wacker Drive                                             Assistant Vice President (since September 1996) of
Chicago, IL 60606                                               Nuveen Advisory Corp., Portfolio Manager prior
                                                                thereto; Chartered Financial Analyst.


---------------------------------------------------------------------------------------------------------------------
Stuart W. Rogers                  42        Vice President      Vice President of John Nuveen & Co. Incorporated.
333 W. Wacker Drive
Chicago, IL 60606
---------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.           47        Vice President      Vice President of Nuveen Advisory Corp. and Nuveen
333 W. Wacker Drive                                             Institutional Advisory Corp.; Chartered Financial
Chicago, IL 60606                                               Analyst.

--------------------------------------------------------------------------------------------------------------------

================================================================================================================
                                       Positions and                      Principal Occupations
 Name and Address          Age     Offices with the Fund                 During Past Five Years
----------------------------------------------------------------------------------------------------------------
William S. Swanson         33          Vice President      Vice President of John Nuveen & Co. Incorporated
333 W. Wacker Drive                                        (since October 1997), prior thereto, Assistant Vice
Chicago, IL 60606                                          President (since September 1996); formerly,
                                                           Associate of John Nuveen & Co. Incorporated;
                                                           Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       42        Vice President and    Vice President, Assistant Secretary and Associate
333 W. Wacker Drive                      Secretary         General Counsel of John Nuveen & Co. Incorporated;
Chicago, IL 60606                                          Vice President and Assistant Secretary of Nuveen
                                                           Advisory Corp., Vice President and Assistant
                                                           Secretary of Nuveen Institutional Advisory Corp.;
                                                           Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------

     Peter R. Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The trustees of the Trust are directors or trustees, as the case of may be, of 38 Nuveen open-end funds and 52 closed-end funds advised by Nuveen Advisory.

     Mr. Schwertfeger is also trustees of 11 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp.

     The following table sets forth the compensation paid by the Trust to each of the trustees during the Trust's fiscal year ended April 30, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                             Total
                           Aggregate      Compensation
                          Compensation   from Trust and
                            from the      Fund Complex
Name of Trustee/Director     Trust      Paid to Trustees
------------------------  ------------  ----------------
Robert P. Bremner.........  $ ______            $
Lawrence H. Brown.........  $ ______            $
Anne E. Impellizzeri......  $ ______            $
Peter R. Sawers...........  $ ______            $
William J. Schneider......  $ ______            $
Judith M. Stockdale.......  $ ______            $

     Other than its officers, each of whom are compensated by Nuveen or Nuveen Advisory, the Trust does not have any employees.

     As of _______, 1999, Nuveen Advisory owns all of the outstanding shares of the Fund.

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

     Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

     Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay an annual management fee at the rates set forth below:


  Average Daily Net Asset Value Fee                  Management Fee
  ---------------------------------                  --------------
  For the first $125 million.........................    .6000%
  For the next $125 million..........................    .5875%
  For the next $250 million..........................    .5750%
  For the next $500 million..........................    .5625%
  For the next $1 billion............................    .5500%
  For assets over $2 billion.........................    .5250%

     Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees, taxes, interest, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding 0.80% of the Fund's average daily net assets through July 31, 1999. All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the management fee, the Fund pays all other costs and expenses of its operations and a portion of the Fund's general administrative expenses.

     Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securities. Over 1,300,000 individuals have invested to date in Nuveen investment products. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries.

     Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department.

     The Fund, the other Nuveen funds, Nuveen Advisory and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any significant amounts of brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to significantly reduce Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by the Fund, the amount of Municipal

Obligations that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

     As stated in the Prospectus, the net asset value of the shares of the Fund will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Fund's custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of the Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

     In determining net asset value for the Fund, the Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Fund) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of fixed-income securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based upon the advise of Bell, Boyd & Lloyd, special counsel to the Trust.

     The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     The Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations generally should be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to quality under the Code for the dividends received deductions for corporations.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

     The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities are taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption of exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     Because the Fund may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in the Fund.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

     In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

     Tax-exempt income, including exempt-interest dividends paid by the Fund, will be added to the taxable of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

PERFORMANCE INFORMATION

     The Fund may quote its yield, distribution rate, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield = 2[(a - b)/cd + 1)/6/ -1]

     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

     In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

     Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt. For additional information concerning taxable equivalent yields, see the Taxable Equivalent of Tax-Free Yield table in the Prospectus.

     The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than its earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

     All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

     The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

     Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial invest in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

     Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare their performance with that of: (1) the Consumer Price Index ; (2) other fixed-income mutual funds or equity mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

     The Fund from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Fund. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

     There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. The Lehman Brother High Yield Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The First Boston High Yield Index is an unmanaged list of publicly issued fixed income nonconvertible securities frequently used as a general measure of the performance of the corporate bond market. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Fund invests substantially all (at least 80%) of its net assets in Municipal Obligations in pursuing its objective of as high a level of current interest income which is exempt from federal income tax as is consistent, in the view of the Fund's management, with capital appreciation.

     The Fund may also compare its taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tend to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes in similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

     As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

     Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

     The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributed to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) additional incremental expenses subsequently identified and determined to be property allocated to one or more classes of shares.

Initial and Subsequent Purchases of Shares

     You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-257-8787. You may pay for your purchases by Federal Reserve draft or by check made payable to "High Yield Municipal Bond Fund, Class [A], [B], [C], [R]'" delivered to the financial adviser through whom the investment is to be made for forwarding to Nuveen Investor Services. When making your initial investment, you must also furnish the information necessary to establish you Fund account by completing and enclosing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or Nuveen Investor Services a check, in the amount of your purchase, made payable to "High Yield Municipal Bond Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Nuveen Investor Services at P.O. Box 5186, Bowling Green Station, New York, NY 10004-5186. A check drawn on a foreign bank or payable other than to the order of your Fund generally will not be acceptable. You may also wire Federal Funds directly to Nuveen Investor Services, but you may be charge a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-257-8787.

Purchase Price

     The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

Minimum Investment Requirements

     The minimum initial investment is $3,000 per Fund share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), $50 through systematic investment plan accounts and $500 for accounts opened through fee-based programs for which the program sponsor has established a single master account with the Fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who quality under reinvestment programs.

Systematic Investment Programs

     The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

     Systematic Investment Plan. The initial minimum investment for a systematic investment plan is $50. Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Nuveen Investor Services to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in additional to the applicable sales charge is made in connection with this Plan, and there is no cost to your Fund. To obtain an application form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

     Payroll Direct Deposit Plan. Once you have established a Fund account, you may, with your employer's consent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to your Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

Class A Shares

     Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares. The example assumes a purchase on June 30, 1998 of Class A Shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

       Net Asset Value per share...............................  $9.46
       Per Share Sales Charge--4.20% of public
          offering price (4.38% of net asset value per share)..    .41
                                                                 -----
       Per Share Offering Price to the Public..................  $9.87

     The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

     The following Class A sales charges and commissions apply to the Fund:



Class A Sales Charges and Commissions
-------------------------------------------------------------------------------
                                                                    Authorized
                                                                      Dealer
                                               Sales Charge         Commission
                                           ---------------------    ----------
                                           As % of                    As % of
                                            Public        As % of      Public
                                           Offering      Your Net     Offering
Purchase Amount                             Price        Investment     Price
-------------------------------------------------------------------------------
Up to $50,000                                 4.20%          4.38%     3.70%
$50,000-100,000                               4.00           4.18      3.50
$100,000-250,000                              3.50           3.63      3.00
$250,000-500,000                              2.50           2.56      2.00
$500,000-1,000,000                            2.00           2.04      1.50
$1,000,000 and over                             --             --      1.00/(1)/

/(1)/Nuveen pays Authorized Dealers a commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the Authorized Dealer waives the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1.00% if you redeem any of your Class A Shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares


     Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent, Chase Global Funds Services Company ("Chase Global"), of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

     Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen defined portfolio, or otherwise.

     By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to given instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

     You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

     Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

     Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

     Under any group purchase program, the minimum initial investment in Class A Shares of the Fund or portfolio for each participant is $50 provided that the group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant in the program is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

     To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at 800-257-8787.

     Class A shares of the Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

 .  investors purchasing $1,000,000 or more

 . officers, trustees and former trustees of the Trust or any fund sponsored by Nuveen, any parent company of Nuveen or subsidiaries thereof;

 . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

 . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

 . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

 . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

 . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

 . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

 . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either
   (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

     Also, investors are eligible to buy Class A Shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to the reinvestment. In addition, investors also may buy Class A Shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

     For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

     Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your family adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

     Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

     In determining the amount of your purchase of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class B Shares

     You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class B Shares, and are also subject to an annual service fee of .20% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

     You may be subject to a CDSC if you redeem your Class B Shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission plus an advance on the first year's annual service fee of .20%.

     Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

     Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

     You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value. Class C Shares are subject to an annual distribution fee of .55% to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .20% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents a sales commission plus an advance on the first year's annual service fee of .20%. See "Distribution and Service Plan."

     Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Class R Share Purchase Eligibility

     Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

     . officers, trustees and former trustees of the Trust and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

     . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

     . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

     . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

     . Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

     In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares. Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. Also you may exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

     The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

     If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account service. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

     For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at 800-257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

     Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

     In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of the Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

     The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) or the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% annually of the current market value; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; and (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or the Board of Trustees has determined may have material adverse consequences to the shareholders of the Fund.

     In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, and (ii) for redemption to satisfy required minimum distributions after age
70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

     You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All share classes may be exchanged for shares of any Nuveen money market fund.

     If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

     The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares just at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any change constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any change, you should obtain the Prospectus for the Nuveen Mutual fund you are purchasing and read it carefully. If the registration of the account for the Fund is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

     The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

     If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Fund Direct/SM/

     You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money electronically between these accounts and perform a variety of account transactions. These include purchasing shares by telephone, investing through a Systematic Investment Plan, and sending dividends, distributions, redemption payments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application Form for details, or call Nuveen Investor Services at 800-257-8787 for more information.

     Fund Direct privileges may be requested via an application you obtain by calling 800-257-8787. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to you Authorized Dealer representative of record unless and until Nuveen Investor Services receives written instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to Nuveen Investor Services signed by all shareholders who own the account.

     Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call Nuveen Investor Services at 800-257-8787. The purchase payment will be debited from your bank account.

Redemption

     You may redeem shares by sending a written request for redemption directly to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York 10274-5186, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. You will receive payment based on the next asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 10 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 10 days.

Telephone and Electronic Redemption

     If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form by calling Nuveen Investor Services at 800-257-8787. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

     If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption procedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone representative or Fund Direct redemption requests by calling Nuveen Investor Services at 800-257-8787. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemption will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day after the redemption.

     Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the Application Form or the Fund Direct application form and return it to Nuveen Investor Services. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen Investor Services toll-free at 800-257-8787. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen Investor Services in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signature guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporation, executors, trustees or personal representatives.

     For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

     The Fund reserves the right to refuse telephone redemptions and, at it option, may limit the timing, amount or frequency of these redemptions. Telephone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, Chase Global, the Funds' shareholder services agent, and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholder against loss on telephone transaction, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Systematic Withdrawal Plan

     If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-257-8787.

     The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of fund shares, these withdrawals may reduce or even exhaust your account.

     The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be disadvantageous because the newly-purchased Class B or Class C shares will be subject to the CDSC.

Suspension of Right of Redemption

     The Fund may suspend the right of redemption of the Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or any emergency exists as determined by the Securities and Exchange Commission so that trading of the fund's investment or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange commission by order may permit for protection of Fund shareholders.

Involuntary Redemption

     The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Defined Portfolios who are investing their Nuveen Defined Portfolio distributions, no minimum total investment will be established for those investors.

Redemption In Kind

     The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the fund has no present intention to redeem in kind. The Fund voluntarily has committed to pay in cash all request for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

     The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

     In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

     Such reimbursement will be based number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

     To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

     Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

     The Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets the Fund's portfolio securities or determination of the Fund's net assets value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

     Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Fund's transfer agent. No share certificates will be issued for fractional shares.

     For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

     If you choose to invest in the Fund, an account will be opened and maintained for your by Chase Global. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

     Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting services offered by Chase Global will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

     Fund shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption.

     Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust, dated February 1997 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the

Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

DISTRIBUTION AND SERVICE PLAN

     The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class B and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

     The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     The Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. The Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

     Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

     Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603, has been selected as auditors for the Trust. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their report with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

     The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

     The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

APPENDIX A -- RATINGS OF INVESTMENTS

     Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:


                                 Long Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated `AA' has a very strong capacity to pay interest and repay principal, and differs from the highest-rated issues only in small degree.

A Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade Rating

     Debt rated `BB,' `B,' `CCC,' `CC' and `C' is regarded as having predominantly speculative characteristics, with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. the `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' debt rating.

C The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filling of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): the ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter `L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter `L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. the ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                                 Long Term Debt

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are mostly unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future can not be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                               Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Duff & Phelps, Inc.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                Long Term Debt

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating
Scale     Definition
------    ----------------------------------------------------------------------
AAA       Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+       High credit quality.  Protection factors are strong. Risk is modest,
AA        but may vary slightly from time to time because of economic
AA-       conditions.

A+        Protection factors are average but adequate. However, risk factors
A         are more variable and greater in periods of economic stress.
A-


BBB+      Below average protection factors but still considered sufficient for
BBB       prudent investment. Considerable variability in risk during economic
BBB-      cycles.

BB+       Below investment grade but deemed likely to meet obligations when due.
BB        Present or prospective financial protection factors fluctuate
BB-       according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+        Below investment grade and possessing risk that obligations will not
B         be met when due. Financial protection factors will fluctuate widely
B-        according to economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.



CCC       Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.

          Protection factors are narrow, and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.


                            Short-Term Debt Ratings

     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional `1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of `1+' (one plus) and `1-' (one minus) to assist investors in recognizing those differences.

     These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of labor ERISA guidelines governing pension and profit-sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

Rating
Scale:    Definition

D-1+      High Grade

          Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2       Good Grade

          Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3       Satisfactory Grade

          Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4       Non-Investment Grade

          Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5       Default

          Issuer failed to meet scheduled principal and/or interest payments.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 Long Term Debt

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+".

A         Bonds considered to be investment grade and of high credit quality.
          The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories can not fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C         Bonds are in imminent default in payment of interest or principal.

DDD       Bonds are in default on interest and/or principal payments. Such bonds
DD        are extremely speculative and should be valued on the basis of their and D ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

                               Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificate of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 Good Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default Issues assigned this rating are in actual or imminent payment default.

     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

APPENDIX B-- DESCRIPTION OF HEDGING TECHNIQUES

     Set forth below is additional information regarding the various defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures

     The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options

     The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

     The Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's Board of Trustees.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                           PART C--OTHER INFORMATION

Item 23: Exhibits.

(b) Exhibits:

 a(1).     Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-14725) and incorporated herein by reference thereto.
 a(2).     Amended and Restated Establishment and Designation of Series
           of Shares of Beneficial Interest dated February 1, 1999.
 a(3).     Certificate for the Establishment and Designation of Classes
           dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-14725) and
           incorporated herein by reference thereto.
 a(4).     Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effec-
           tive Amendment No. 1 to Registrant's Registration Statement on
           Form N-1A (File No. 333-14725) and incorporated herein by ref-
           erence thereto.
    b.     By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Reg-
           istration Statement on Form N-1A (File No. 333-14725) and in-
           corporated herein by reference thereto.
    c.     Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-14725) and incorporated herein by reference thereto.
 d(1).     Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-14725) and incorporated herein by reference
           thereto.
 d(2).     Renewal of Investment Management Agreement dated May 5, 1998.
           Filed as exhibit d(2) to Post-Effective Amendment No. 3 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-14725) and incorporated herein by reference thereto.
 e(1).     Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective Amend-
           ment No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-14725) and incorporated herein by reference
           thereto.
 e(2).     Renewal of Distribution Agreement dated July 31, 1998. Filed as Exhibit e(2) to Post-Effective Amendment No. 4 to Regis-
           trant Registration Statement on Form N-1A (File No 333-14725)
           and incorporated herein by reference thereto.
    f.     Not applicable.
    g.     Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-14725) and incorporated herein by reference thereto.
    h.     Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company. Filed as Exhibit h to Post-Effective
           Amendment No. 4 to Registrant's Registration Statement on Form
           N-1A (File No. 333-14725) and incorporated herein by reference thereto.
 i(1).     Opinion of Bell, Boyd & Lloyd.
 i(2).     Opinion of Morgan, Lewis & Bockius LLP. Filed as Exhibit i to
           Post-Effective Amendment No. 4 to Registrant's Registration
           Statement on Form N-1A (file No. 333-14725) and incorporated herein by reference thereto.
    j.     Not applicable.
    k.     Not applicable.
    l.     Not applicable.
    m.     Plan of Distribution and Service Pursuant to Rule 12b-1 for
           the Class A Shares, Class B Shares and Class C Shares of each
           Fund. Filed as Exhibit 15 to Registrant's Registration State-
           ment on Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
    n.     Not applicable.
    o.     Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Ex-
           hibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-14725) and incorporated herein by reference
           thereto.

 z(1). Original Powers of Attorney for each Director authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to exe-cute the Registration Statement on his or her behalf. Filed as
           Exhibit 99(a) to Post-Effective Amendment No. 1 to Regis-trant's Registration Statement on Form N-1A (File No. 333-
           14725) and incorporated herein by reference thereto.
 z(2). Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-istrant's Registration Statement pursuant to power of attor-ney. Filed as exhibit z(2) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (file No.
           333-14725) and incorporated herein by reference thereto.
 z(3).     Code of Ethics and Reporting Requirements. Filed as Exhibit
           99(c) to Post-Effective Amendment No. 1 to Registrant's Regis-tration Statement on Form N-1A (File No. 333-14725) and incor-porated herein by reference thereto.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income

Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc.; Chairman and Director of Rittenhouse Financial Services, Inc.

Item 27: Principal Underwriters
(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

Name and Principal         Positions and Offices        Positions and Offices
Business Address           with Underwriter             with Registrant
-------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of the Board,       Chairman of the Board
333 West Wacker Drive      Chief Executive Officer      and Director
Chicago, IL 60606          and Director
John P. Amboian            Executive Vice President     None
333 West Wacker Drive      and Chief Financial Officer
Chicago, IL 60606
William Adams IV           Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Judson T. Bergman          Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire          Vice President and Secretary Vice President
333 West Wacker Drive                                   and Assistant Secretary
Chicago, IL 60606
Clifton L. Fenton          Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Lorna C. Ferguson          Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan       Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy             Vice President               Vice President and
333 West Wacker Drive                                   Controller
Chicago, IL 60606
Michael G. Gaffney         Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Richard D. Hughes          Vice President               None
Two Radnor Corporate Cen-
ter
Radnor, PA 19087
Anna R. Kucinskis          Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer     Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin            Vice President and           Vice President and
333 West Wacker Drive      Assistant Secretary          Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz            Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Stuart W. Rogers           Vice President               Vice President
333 West Wacker Drive
Chicago, IL 60606

                                         Positions and        Positions and
Name and Principal                       Offices              Offices
Business Address                         with Underwriter     with Registrant
--------------------------------------------------------------------------------
Bradford W. Shaw, Jr.                    Vice President       None
333 West Wacker Drive Chicago, IL 60606
Paul C. Williams                         Vice President       None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson                       Vice President and   None
333 West Wacker Drive                    Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman                     Vice President and   Vice President and
333 West Wacker Drive                    Assistant Secretary  Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc., Boston Financial, or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 22nd day of March, 1999.

                                     NUVEEN FLAGSHIP MUNICIPAL TRUST

                                     /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy         Vice President and              March 22, 1999
 -------------------------------  Controller (Principal
         Stephen D. Foy           Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board   )
                                  and Trustee (Principal )
                                  Executive Officer)     )
                                                         )
        Robert P. Bremner        Trustee                 )
                                                         )     /s/ Gifford R. Zimmerman
        Lawrence H. Brown        Trustee                 } By____________________________
                                                         )         Gifford R. Zimmerman
      Anne E. Impellizzeri       Trustee                 )           Attorney-in-Fact
                                                         )
         Peter R. Sawers         Trustee                 )            March 22, 1999
                                                         )
      William J. Schneider       Trustee                 )
                                                         )
       Judith M. Stockdale       Trustee                 )

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference in this Registration Statement.

                                 EXHIBIT INDEX

                                                                  Sequentially
 Exhibit                                                            Numbered
 Number                          Exhibit                              Page
 -------                         -------                          ------------
 a(2).   Amended and Restated Establishment and Designation of
         Series of Shares of Beneficial Interest dated February
         1, 1999.
 i(2).   Opinion of Bell, Boyd & Lloyd.